UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2005

Kitty Hawk, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-25202 (Commission File Number)	75-2564006 (I.R.S. Employer Identification No.)

1515 West 20th Street P.O. Box 612787 DFW International Airport, Texas (Address of principal executive offices)	75261 (Zip Code)
Registrant’s telephone number, including area code: (972) 456-2200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On October 7, 2005, Kitty Hawk Cargo, Inc., a wholly-owned subsidiary of Kitty Hawk, Inc., announced the expansion of its current ground freight transportation network and services beginning October 31, 2005 to include coast-to-coast, less-than-truckload deferred freight service to twenty-six cities. A copy of the Company’s press release, dated October 7, 2005, is included as Exhibit 99.1 to this report and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 7, 2005, of Kitty Hawk, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KITTY HAWK, INC.
By:	/s/ STEVEN E. MARKHOFF
Name:	Steven E. Markhoff
Title:	Vice President Strategic Planning,
General Counsel and Corporate Secretary

Date: October 11, 2005